UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 29, 2014

COMM 2014-LC17 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Ladder Capital Finance LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC
Silverpeak Real Estate Finance LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-11	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    OTHER EVENTS

On September 29, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, of COMM 2014-LC17 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).  The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), Natixis Securities Americas LLC (“Natixis”), Citigroup Global Markets Inc. (“CGMI”) and Nomura Securities International, Inc. (“Nomura”), as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 18, 2014, between the Registrant, German American Capital Corporation and the Underwriters.

On September 29, 2014, the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”) were sold to DBSI, CF&Co and Wells Fargo Securities, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 18, 2014, between the Registrant, German American Capital Corporation and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-LC17 Mortgage Trust, a common law trust fund formed on September 29, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are 71 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 207 commercial, multifamily and manufactured housing community properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Ladder Capital Finance LLC, German American Capital Corporation, Cantor Commercial Real Estate Lending, L.P., Natixis Real Estate Capital LLC and Silverpeak Real Estate Finance LLC.  The net proceeds to the Registrant of the offering of the Certificates, after deducting expenses payable by the Registrant in connection with the issuance and distribution of the Certificates of $6,174,106 were approximately $1,255,227,727.  Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $150,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $6,024,106 were other expenses.  All of the foregoing expense amounts are the Registrant's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Registrant.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated September 29, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated September 29, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  September 29, 2014

EXHIBIT INDEX
Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated September 29, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated September 29, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).